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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8-K/A
                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  July 16, 1998



                             EVERGREEN RESOURCES, INC.
            -----------------------------------------------------------
               (Exact name of registrant as specified in its charter)


Colorado                           0-10077             84-0834147
--------                           -------             ----------
(State of other juris-             (Commission         (IRS Employer
diction of incorporation           File Number)        Identification Number)



1401 17th St., Suite 1200, Denver, Colorado  80202
-------------------------------------------  -----
(Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:  (303) 298-8100.



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          Item 7 set forth below replaces in its entirety Item 2 set forth in the Company's Form 8-K filed with the Securities and Exchange Commission on July 16, 1998, which Item 2 should have been designated "Item 7." Item 1 in the July 16, 1998 8-K is hereby redesignated "Item 2."

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (a) and (b) On July 16, 1998, the Registrant filed Form 8-K for a property acquisition. Pro forma financial information as to the property acquisition and the Registrant required pursuant to Article 11 of Regulation S-X will not be filed as the acquisition does not meet the criteria for the filing of pro forma financial information and financial statements.

          (C)       Exhibits:  Filed herewith pursuant to Reg. S-K Item 601

               Exhibit No.              Description
               -----------              -----------
                  2.1 Purchase and Sale Agreement-CPU PDP's Outside Huerfano, By and Between Amoco Production Company, seller and Evergreen Resources, Inc. buyer

                  2.2 Purchase and Sale Agreement - Non-CPU Outside Huerfano, By and Between Amoco Production Company, seller and Evergreen Resources, Inc. buyer

                  2.3 Preferential Right Agreement By and Between Amoco Production Company and Evergreen Resources, Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EVERGREEN RESOURCES, INC.

                                        By:  /s/Kevin Collins
                                             ----------------
                                             Kevin Collins
September 3, 1998                            Vice President Finance and
                                             Chief Financial Officer




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